EQUITY METHOD INVESTMENTS	12 Months Ended
Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
EQUITY METHOD INVESTMENTS
EQUITY METHOD INVESTMENTS

(in thousands of $)	UFC	Golden Opus Inc.	Seateam	Total
Ownership	50%	50%	21.25%
At December 31, 2014	—	—	—	—
Acquired as a result of the Merger	630	10,379	337	11,346
Dividends received from associated companies	—	—	(88)	(88)
Share of income	140	(821)	248	(433)
Impairment loss	—	(4,600)	—	(4,600)
At December 31, 2015	770	4,958	497	6,225

In February 2015, the Former Golden Ocean, Bocimar International NV, CTM, Golden Union Shipping Co S.A., and Star Bulk Carriers Corp. announced the formation of a new joint venture company, Capesize Chartering Ltd, or Capesize Chartering. The new company combined and coordinated the chartering services of all the parties. Capesize Chartering commenced operations in the second half of February 2015 from the existing offices of each of the five parties involved. We acquired the Former Golden Ocean's 20% interest in Capesize Chartering upon completion of the Merger and allocated nil value to this shareholding.

Cash dividends of $0.1 million were received from equity method investees in 2015 (2014 and 2013: nil).

During the fourth quarter of 2015, we recorded an impairment loss of $4.6 million in respect of our investment in Golden Opus Inc following an impairment review that was triggered by the significant fall in rates in the Baltic Dry Index. The loss recorded is equal to the difference between our carrying value of $9.6 million and its estimated fair value of $5.0 million.